                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 12, 2002

                       NEW JERSEY RESOURCES CORPORATION
            (Exact name of registrant as specified in its charter)




      NEW JERSEY                    1-8359                       22-2376465
(State or other jurisdiction      (Commission                  (IRS Employer
   of incorporation)              File Number)               Identification No.)


         1415 WYCKOFF ROAD                                         07719
         WALL, NEW JERSEY                                        (Zip Code)
(Address of principal executive offices)


                                (732) 938-1480
             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

On August 12, 2002, the Company's Chief Executive Officer, Laurence M. Downes, and Chief Financial Officer, Glenn C. Lockwood, submitted their statements under oath in response to the order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      None.
(b)      None.
(c)      Exhibits:

Exhibit 99.a: Statement Under Oath of Chief Executive Officer of New Jersey Resources Corporation Regarding Facts and Circumstances Relating to Exchange Act Filings.

Exhibit 99.b: Statement Under Oath of Chief Financial Officer of New Jersey Resources Corporation Regarding Facts and Circumstances Relating to Exchange Act Filings.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NEW JERSEY RESOURCES CORPORATION

Date: August 12, 2002                          By: /s/Glenn C. Lockwood
      ---------------                              ---------------------
                                                   Glenn C. Lockwood
                                                   Senior Vice President,
                                                   Chief Financial Officer
                                                    and Treasurer

                                  EXHIBIT INDEX

Exhibit           Description

99.a              Statement Under Oath of Chief Executive Officer of New Jersey
                  Resources Corporation Regarding Facts and Circumstances
                  Relating to Exchange Act Filings.

99.b              Statement Under Oath of Chief Financial Officer of New Jersey
                  Resources Corporation Regarding Facts and Circumstances
                  Relating to Exchange Act Filings.